UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 13, 2006
                                 Date of Report
                        (Date of earliest event reported)


                                SYNTHETECH, INC.
             (Exact name of registrant as specified in its charter)

          OREGON                   000-12992                     84-0845771
(State or other jurisdiction  (Commission File No.)            (IRS Employer
      of incorporation)                                      Identification No.)

             1290 INDUSTRIAL WAY, P.O. BOX 646, ALBANY OREGON 97321
               (Address of principal executive offices) (Zip Code)

                                 (541) 967-6575
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))














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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 13, 2006, Synthetech, Inc. entered into employment agreements with Gary Weber, its Vice President of Finance and Administration, Chief Financial Officer, Secretary and Treasurer, and with Joel Melka, its Vice President of Operations. Each employment agreement has a two-year term and automatically renews for additional one-year terms thereafter unless terminated by Synthetech or the executive.

Under the terms of his employment agreement, Mr. Weber will receive an initial annual base salary of $125,000. Under the terms of his employment agreement, Mr. Melka will receive an initial annual base salary of $120,000. Additionally, each executive is eligible to receive equity awards and an annual bonus, both in amounts determined by the Compensation Committee of Synthetech's Board of Directors. Each executive is also entitled to participate in fringe benefit programs that are generally available to Synthetech's officers and employees or are specifically provided for such executive by the Compensation Committee.

If Synthetech terminates either executive's employment without cause (as defined in the employment agreements), if either executive terminates his employment with good reason (as defined in the employment agreements) or if either executive's employment is terminated upon a change in control of Synthetech, such executive is entitled to receive severance payments equal to the amount the executive would have received had the then-current term continued until its expiration. Upon any of these terminations, the terminated executive will also receive any unpaid base salary, benefits and bonuses.

Each  employment   agreement   includes   nonsolicitation,   nondisclosure   and
intellectual property assignment covenants by each of the executives in favor of Synthetech.

A copy of each of the employment agreements is filed as an exhibit to this Current Report on Form 8-K and is incorporated into this Item 1.01 by this reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

EXHIBIT NO.       DESCRIPTION

10.1 Employment Agreement dated January 13, 2006 between Synthetech, Inc. and Gary Weber.

10.2 Employment Agreement dated January 13, 2006 between Synthetech, Inc. and Joel Melka.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2006

                                   By: /s/ Gary Weber
                                      ------------------------------------------
                                      Gary Weber
                                      Vice President Finance and Administration,
                                      Chief Financial Officer, Secretary and
                                      Treasurer